UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 4, 2007 (April 2, 2007)

Seacoast Banking Corporation of Florida

(Exact Name of Registrant as Specified in Charter)

Florida	001-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

815 Colorado Avenue Stuart, Florida	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (772) 287-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Compensatory Arrangements of Certain Officers.

Effective April 2, 2007, the Salary and Benefits Committee (the “Committee”) of the Board of Directors of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) and its primary subsidiary, Seacoast National Bank (the “Bank”) approved the 2007 equity awards for the Company’s executive officers under the Executive Equity Compensation Program (the “Executive Equity Program”), as more fully described below.

Executive Equity Compensation Program. As described in more detail in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 22, 2006, the Executive Equity Program provides a framework for annual grants of restricted stock and stock-settled stock appreciation rights under the Company’s 2000 Long-Term Incentive Plan (“2000 Plan”), and promotes the corporate objective of increasing executive stock ownership.  In or about the first quarter of each year, the Salary and Benefits Committee evaluates the Company’s performance for the prior year against its goals and determines the size of resulting awards.  Such awards vest as to 20% of the shares each year beginning on the second anniversary of the date of grant.  The target and maximum amounts of the equity awards that each participant may receive are based upon a percentage his or her base compensation.  These awards are made pursuant to and subject to the provisions of the 2000 Plan, and each participant may elect either 100% restricted stock (RS), stock-settled stock-appreciation rights (SSARs), or a combination of both.

Awards. Effective April 2, 2007, under the Executive Equity Program, the Committee authorized equity awards to certain of the Company’s named executive officers, including Dennis S. Hudson, III, Chairman of the Board and Chief Executive Officer, A. Douglas Gilbert, President and Chief Operating Officer, William R. Hahl, Executive Vice President and Chief Financial Officer, and O. Jean Strickland, Senior Executive Vice President and President of the Bank.

After elections were made by the participants, the following grants were made to these officers:

Name	Number of Award to be Received Based on Participant’s Election
	100% SSARs	100% RS	Combination of Both
			SSARs	RS
Dennis S. Hudson, III	73,135
A. Douglas Gilbert		14,195
William R. Hahl			19,541	3,834
O. Jean Strickland	57,385

Effective April 2, 2007, the Committee also awarded to C. William Curtis, Jr., Senior Executive Vice President and Chief Banking Officer, 1,000 shares of restricted stock, which vests over a five-year period in 25% increments beginning on the second anniversary of the grant date.

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 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Date:  April 4, 2007

By:

/s/Dennis S. Hudson, III

Dennis S. Hudson, III

Chairman and Chief Executive Officer

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